Exhibit 99.1

Aronson & Company

100 King Farm Boulevard. Suite 300, Rockville Maryland 20850

301.231.6200 MAIN 301.231.1630 FAX

www.aronsoncompany.com

July 16, 2007

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Commissioners:

We have read the statements made by Biolife Solutions, Inc., which we understand will be filed with the Commission, pursuant to Item 4.01 of Form 8-K , as part of the Company's Form 8-K report dated July 10,2007. We agree with the statements concerning our Finn in such Form 8-K.

Very truly yours,

/s/ Aronson & Company

Aronson & Company